UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2008

CLARK HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey (Address of Principal Executive Offices)	08638 (Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry Into a Materially Definitive Agreement.

As previously reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 12, 2008, Clark Holdings Inc. (“Holdings,” formerly known as Global Logistics Acquisition Corporation) entered into a Credit Agreement, dated February 12, 2008, by and among Holdings, The Clark Group, Inc. (“TCG”), Clark Distribution Systems, Inc. (“CDS”), Highway Distribution Systems, Inc. (“HDS”), Clark Worldwide Transportation, Inc. (“CWT”) and Evergreen Express Lines, Inc. (“EEL,” collectively “Clark”), as borrowers, the financial institutions party thereto, as lenders, and LaSalle Bank National Association (“LaSalle”), as administrative agent. The Credit Agreement provides for a term loan and a revolving credit facility of up to $30,000,000 and sets forth certain restrictive covenants, including a prohibition on the use of loan proceeds to repurchase outstanding securities of Holdings.

On March 6, 2008, Clark entered into a consent agreement (“Consent Agreement”) with LaSalle, as the administrative agent and sole lender under the Credit Agreeement, pursuant to which LaSalle consented to the use of up to $3,000,000 of the term loan proceeds to finance the repurchase by Holdings of currently outstanding common stock and/or common stock purchase warrants of Holdings. The Consent Agreement is included as Exhibit 10.1 hereto.

Item 2.02.	Results of Operations and Financial Condition.

On March 5, 2008, Holdings issued a press release discussing the financial results for its recently acquired operating business, TCG, for the fourth quarter ended December 29, 2007. The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item 2.02. Results of Operations and Financial Condition, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1

Consent Agreement dated March 6, 2008, by and among Clark Holdings Inc., The Clark Group, Inc., Clark Distribution Systems, Inc. Clark Worldwide Transportation, Inc., Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc. and LaSalle Bank National Association.

99.1	Press Release dated March 5, 2008, reporting The Clark Group, Inc.’s financial results for its fourth fiscal quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2008	CLARK HOLDINGS INC.
	By:	/s/ Stephen M. Spritzer
Stephen M. Spritzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1

Consent Agreement dated March 6, 2008, by and among Clark Holdings Inc., The Clark Group, Inc., Clark Distribution Systems, Inc. Clark Worldwide Transportation, Inc., Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc. and LaSalle Bank National Association.

99.1	Press Release dated March 5, 2008, reporting The Clark Group, Inc.’s financial results for its fourth fiscal quarter.